                                                                   EXHIBIT 10.15

                          ROVING SOFTWARE INCORPORATED

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                                   DATED AS OF

                                  MAY 12, 2006

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.       Definitions....................................................      1
         1.1      Capitalized Terms.....................................      1
         1.2      Definitions...........................................      1

2.       Registration Rights............................................      4
         2.1      Demand Registration Rights............................      4
         2.2      Company Registration..................................      7
         2.3      Obligations of the Company............................      7
         2.4      Furnish Information...................................     10
         2.5      Expenses of Registration..............................     10
         2.6      Damages...............................................     10
         2.7      Indemnification.......................................     11
         2.8      Reports Under Securities Exchange Act of 1934.........     13
         2.9      Form S-3 Registration.................................     14
         2.10     Assignment of Registration Rights.....................     15
         2.11     Limitations on Subsequent Registration Rights.........     15
         2.12     "Market Stand-Off" Agreement..........................     15
         2.13     Obligations of the Holders............................     16

3.       Covenants of the Company.......................................     16
         3.1      Pre-emptive Rights....................................     16
         3.2      Delivery of Financial Statements......................     18
         3.3      Budget and Operating Forecast; Inspection.............     18
         3.4      Board of Directors; Meetings; Indemnification.........     19
         3.5      Composition of Board Committees.......................     19
         3.6      Positive Covenants....................................     20

4.       VOTING RESTRICTIONS............................................     21

5.       Miscellaneous..................................................     22
         5.1      Survival of Covenants.................................     22
         5.2      Legend on Securities..................................     23
         5.3      Successors and Assigns................................     23
         5.4      Governing Law.........................................     23
         5.5      Counterparts..........................................     23
         5.6      Titles and Subtitles; Gender..........................     23
         5.7      Notices...............................................     23
         5.8      Expenses..............................................     24
         5.9      Amendments and Waivers................................     24
         5.10     Additional Parties....................................     24
         5.11     Potential Conflict With Existing Agreement............     25
         5.12     Existing Stock Restriction Agreement..................     25
         5.13     Amendments to Existing Agreements.....................     25
         5.14     Severability..........................................     26
         5.15     Aggregation of Stock..................................     26
         5.16     Entire Agreement; Amendment; Waiver...................     26
         5.17     Consent Under Existing Agreement......................     26

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

      THIS AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 12th day of May, 2006, by and among Roving Software Incorporated, a Delaware corporation (the "Company"), the investors named on Schedule A attached hereto, as it may be amended from time to time in accordance with this Agreement (collectively, the "Investors," and each individually, an "Investor"), and solely with respect to Section 4 below, Gail
F. Goodman, Steven R. Wasserman and Eric Groves (each, a "Common Holder" and together with any other parties who may become Common Holder parties to this Agreement pursuant to Section 5.10 below, the "Common Holders").

                                    RECITALS

      WHEREAS, certain of the Investors (the "Current Investors") hold shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), Series A Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock"), and Series B Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock"), and possess certain rights pursuant to a Preferred Investors' Rights Agreement dated as of November 27, 2002 by and among the Company, the Current Investors and certain of the Common Holders (the "Current Agreement");

      WHEREAS, certain of the Investors (the "Existing Investors") possess certain rights pursuant to an Amended and Restated Investors' Rights Agreement dated as of August 9, 2001 by and among the Company, the Existing Investors and certain other stockholders of the Company (the "Existing Agreement"); and

      WHEREAS, the Company and the Investors are parties to the Stock Purchase Agreement of even date herewith (the "Purchase Agreement") relating to the sale and purchase of shares of the Company's newly created Series C Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock"), certain of the Company's and such Investors' obligations under which are conditioned upon the execution and delivery of this Agreement by the Investors, including Current Investors holding at least sixty percent (60%) of the Registrable Securities (as defined in the Current Agreement) outstanding as of the date hereof, and the Company.

      NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Investors and the Company hereby amend and restate the Current Agreement as follows:

      1. DEFINITIONS.

      1.1 Capitalized Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

      1.2 Definitions. The following capitalized terms as used in this Agreement shall have the meanings set forth below.

            (a) An "Affiliate" of any Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

            (b) The term "Board of Directors" shall mean the Board of Directors of the Company.

            (c) The term "Common Stock" shall mean the Company's Common Stock, and any other securities into which the Company's Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

            (d) The term "Existing Agreement Registrable Securities" shall mean the Registrable Securities as such term is defined in the Existing Agreement.

            (e) The term "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC in lieu of such form as currently in effect which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            (f) The term "Holder" shall mean any person owning Registrable Securities or any assignee thereof in accordance with Section 2.10 hereof.

            (g) The term "Investor" shall have the meaning set forth in the Preamble and shall include all Permitted Transferees.

            (h) The term "Investors' Nominee" shall mean one (1) director designated by Morgan Stanley Dean Witter Venture Partners IV, L.P., who shall initially be Patrick Gallagher, one (1) director designated by Commonwealth Capital Ventures II L.P., who shall initially be Michael T. Fitzgerald, and one
(1) director designated by Greylock XII Limited Partnership, who shall initially be William S. Kaiser (collectively, the "Investors' Nominees").

            (i) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

            (j) The term "Permitted Transferee" shall mean with respect to any Investor, (i) any such Investor's Affiliates, partners, retired partners, members, employees, general partners or managing members of such Investor; (ii) a liquidating trust established solely for the benefit of any partners or members of such Investor; or (iii) any investment fund or other entity now or hereafter existing which is controlled or managed by an Affiliate of, or shares the same management company as, such Investor or any other person who acquires at least eighty percent (80%) of such Investor's shares of Preferred Stock or Common Stock issued upon conversion of such shares of Preferred Stock; provided that the Company has been provided written notice of any transfer permitted under this Section 1.2(j) and such transferee agrees in writing to be bound by the terms of this Agreement.

            (k) The term "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company, and any other entity or organization, governmental or otherwise.

            (l) The term "Preferred Stock" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock and any other securities into which the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

            (m) The term "Pro Rata Share" shall mean, with respect to any Holder, the percentage that the Shares held by such Holders then represents of all Common Stock of the Company then outstanding, giving effect to the conversion of all securities convertible into Common Stock on an as converted basis, and assuming the exercise of all vested outstanding options, warrants or subscription rights for capital stock of the Company.

            (n) The term "Qualified Public Offering" shall mean the offer and sale of Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act at a price to the public of at least $11.898 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock), resulting in at least $25,000,000 of aggregate proceeds to the Company.

            (o) The terms "register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

            (p) The term "Registrable Securities" shall mean (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, and Series C Preferred Stock and held by the Investors or their Permitted Transferees (it being understood that for purposes of this Agreement, a Person will be deemed to be a Holder (as defined above) whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected) and (ii) any shares of Common Stock issued or issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not at any time include any securities (I) registered and sold pursuant to the Securities Act or (II) sold to the public pursuant to Rule 144 promulgated under the Securities Act.

            (q) The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that, in either case, are Registrable Securities.

            (r) The term "SEC" shall mean the Securities and Exchange
Commission.

            (s) The term "Securities Act" shall mean the Securities Act of 1933, as amended.

            (t) The term "Selling Holders' Counsel" shall mean one (1) counsel selected by the selling Holders, it being understood and agreed that in the event of a registration pursuant to which both Holders hereunder and under the Existing Agreement seek to register Shares, the Holders shall select as the Selling Holders' Counsel hereunder the same counsel selected as the Selling Holders' Counsel selected by the Holders under the Existing Agreement.

            (u) The term "Shares" shall mean, with respect to the Investors, Common Stock issued and held and Common Stock issuable upon conversion of Preferred Stock then held by the Investors.

      2. REGISTRATION RIGHTS.

      2.1 Demand Registration Rights.

            (a) So long as the Investors beneficially own at least Twenty Percent (20%) of the Registrable Securities beneficially owned by them as of the Second Closing (as defined in the Purchase Agreement), or if there is no Second Closing, as of the date hereof (as adjusted for stock dividends, combinations, splits, recapitalizations and the like), if the Company shall receive a written request from the Investors holding at least Fifty Percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration and sale of at least Twenty Percent (20%) of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate price to the public of the offering shall exceed an amount equal to Twenty Percent (20%) of the consideration paid by the Investors with respect to such shares of Preferred Stock), then the Company shall:

                  (i) within ten (10) days of the receipt thereof, give written notice of such request to all Investors; and

                  (ii) file, as soon as practicable and in any event within ninety (90) days of the receipt of such request, a registration statement with the SEC under the Securities Act covering all Registrable Securities which the Investors request to be registered (such request having been made within twenty (20) days of the mailing of such notice by the Company in accordance with Section 5.7) subject to the limitations of Section 2.1(b), and thereafter to use its best efforts to cause the registration statement to be declared effective as soon as practicable.

            (b) If the Investors initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a)(i) and the Company shall include such information in the written notice referred to in
Section 2.1(a). The managing underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Investor to include its Registrable Securities in such registration shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such

Investor's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders, such Investor and the Company) to the extent provided herein.

            (c) The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred eighty
(180) days following the effective date of a Qualified Public Offering and ninety (90) days following the effective date of any registration required pursuant to this Section 2.

            (d) Notwithstanding the foregoing, if the Company shall furnish to Investors requesting a registration statement pursuant to this Section 2.1 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

            (e) Notwithstanding any other provisions of this Section 2 to the contrary, if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in an underwritten public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided that the shares to be excluded shall be determined in the following order of priority: (i) first, securities held by any Persons not having any such contractual, incidental registration rights, (ii) second, securities held by any Persons having contractual, incidental registration rights pursuant to an agreement that is not this Agreement or the Existing Agreement, (iii) third, Registrable Securities issued or issuable in respect of Series A Preferred Stock held by the Investors (such Registrable Securities to be excluded pro rata based on the number of such Registrable Securities requested to be registered by each Investor), (iv) fourth, Registrable Securities issued or issuable in respect of Series B Preferred Stock and Series C Preferred Stock held by the Investors (such Registrable Securities to be excluded pro rata based on the number of such Registrable Securities requested to be registered by each Investor); and (v) fifth, Existing Agreement Registrable Securities held by parties to the Existing Agreement; provided, further, that in no event shall the amount of Registrable Securities of the selling Investors to be included in such offering be reduced below Twenty Percent (20%) of the total amount of securities to be included in such offering, except that the number of Registrable Securities to be included by them in such offering may be reduced below twenty percent (20%) of the total amount of securities to be included in such offering if any managing underwriter advises as provided above and no other stockholder's securities are included.

            (f) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1:

                  (i) After the Company has effected two registrations in the aggregate pursuant to this Section 2.1 and such registrations have been declared or ordered effective; provided, however, that the Company will not be deemed to have effected a registration for purposes of this Section 2.1(f)(i) so long as the Initiating Holders are unable to sell at least Thirty Percent (30%) of the Registrable Securities sought to be included in such registration statement;

                  (ii) During the period starting with the effective date of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 2.2 hereof or Section 2.2 of the Existing Agreement; or

                  (iii) If the Investors propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.9 below.

            (g) The parties hereto acknowledge and agree that it is their intention to provide Hudson Venture Partners, II, L.P. (including its Permitted Transferees) (collectively, "Hudson") and Greylock XII Limited Partnership (including its Permitted Transferees) (collectively, "Greylock") with registration rights substantially equivalent to the aggregate registration rights of the other Investors party hereto under both this Agreement and the Existing Agreement and, to the extent Hudson and Greylock are materially adversely affected by not being a party to the Existing Agreement (including without limitation Hudson and Greylock failing to achieve such substantially equivalent aggregate registration rights), the parties hereto further agree to take all actions reasonably necessary to provide Hudson and Greylock with such substantially equivalent registration rights, including reallocating (to the extent necessary) the Registrable Securities entitled to be sold pursuant to any registration under the Existing Agreement or this Agreement between or among Hudson, Greylock and the Investors party hereto and party to the Existing Agreement such that Hudson and Greylock shall be entitled to participate in any such registration on a pro-rata basis, based upon the number of Registrable Securities held by Hudson and Greylock as it relates to the total number of Registrable Securities (under this Agreement and the Existing Agreement) held by Hudson, Greylock and the Investors party hereto and party to the Existing Agreement participating in such registration. To the extent the Company delivers any notice or other information to the investors under the Existing Agreement, the Company shall, at the same time, provide Hudson and Greylock with a copy of such notice or other information. Notwithstanding anything in this Agreement to the contrary, no amendment or waiver of this Section 2.1(g) shall be made or be effective without the prior written consent of both Hudson and Greylock.

      2.2 Company Registration.

            (a) If the Company at any time proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a Qualified Public Offering or a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder at least twenty (20) days' written notice of its intention to do so. Upon the written request of each Holder given within fifteen (15) days after receipt of such notice by the Holder in accordance with Section 5.7, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

            (b) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 2.2 to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters). If the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in an underwritten public offering pursuant to such registration statement that the amount to be sold by Selling Stockholders is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such Holders of Registrable Securities) to a number deemed satisfactory by such managing underwriter; provided that the shares to be excluded shall be determined in the following order of priority: (i) first, securities held by any Persons not having any such contractual, incidental registration rights, (ii) second, securities held by any Persons having contractual, incidental registration rights pursuant to an agreement that is not this Agreement or the Existing Agreement, (iii) third, Registrable Securities issued or issuable in respect of Series A Preferred Stock held by the Investors (such Registrable Securities to be excluded pro rata based on the number of such Registrable Securities requested to be registered by each Investor), (iv) fourth, Registrable Securities issued or issuable in respect of Series B Preferred Stock and Series C Preferred Stock held by the Investors (such Registrable Securities to be excluded pro rata based on the number of such Registrable Securities requested to be registered by each Investor); (v) fifth, Existing Agreement Registrable Securities held by parties to the Existing Agreement; and (vi) sixth, securities to be registered for the Company's own account.

      2.3 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

            (a) Prepare and file with the SEC, within ninety (90) days of the receipt of a request pursuant to Section 2.1 or 2.9, a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply in all material respects with the requirements of the SEC, and use its best efforts to cause such registration statement to become and remain effective until the completion of the proposed offering (but for no more than one hundred twenty (120) days); provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule

415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement;

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all of the securities covered by such registration statement;

            (c) Furnish to the selling Holders and the underwriters, if any, such numbers of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the sale or other disposition of the securities owned by them;

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Holders and do any and all other acts and things that may be necessary under such securities and blue sky laws to enable such selling Holders to consummate the sale or other disposition of the securities owned by them; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

            (e) Within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the SEC, furnish to the Selling Holders' Counsel copies of such documents proposed to be filed;

            (f) Promptly notify each selling Holder of Registrable Securities, the Selling Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (g) Use its commercial best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement and, if one is issued, use its commercial best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

            (h) If requested by the managing underwriter or underwriters (if any), any selling Holder, or the Selling Holders' Counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein with respect to the selling Holder or the securities being sold by such Holder, including, without limitation, with respect to the securities being sold by such selling Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

            (i) Make available to each selling Holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling Holder or underwriter (collectively, the "Inspectors"), upon request, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement subject, in each case, to such confidentiality agreements as the Company shall reasonably request;

            (j) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such offering;

            (k) Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange or quoted on the quotation system on which the Common Stock is then listed or quoted (or if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling Holders and the Company shall mutually agree);

            (l) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

            (m) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any;

            (n) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and

            (o) Otherwise cooperate with the underwriter(s), the SEC and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

      2.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall reasonably be required to effect the registration of such Holder's Registrable Securities.

      2.5 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.1, Section 2.2 (which right may be assigned as provided in Section 2.10) or Section 2.9, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company (which counsel shall be reasonably acceptable to the Investors) and the reasonable fees and disbursements of the Selling Holders' Counsel shall be borne by the Company.

      2.6 Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

      2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

            (a) The Company shall indemnify and hold harmless each selling Holder, each underwriter (as defined in the Securities Act) and each Person who participates in the offering of securities under such registration statement, and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "Indemnified Person"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities

Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (joint or several), or actions in respect thereof, arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law, and the Company shall pay to each such Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable to any Indemnified Person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Person expressly for use therein.

            (b) Each selling Holder of Registrable Securities included in such registration being effected shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each of its agents, each underwriter, any other Holder selling securities in such registration statement and any Person who controls (within the meaning of the Securities Act) the Company, such underwriter or such Holder (individually or collectively, also the "Indemnified Person"), against any losses, claims, damages, or liabilities (joint or several), or actions in respect thereof, to which they may become subject, under the Securities Act or any other statute or at common law, which arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances in which such statements were made, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling Holder specifically for use therein, and such selling Holder shall reimburse, as incurred, any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such selling Holder's obligations hereunder shall be limited to an amount equal to the proceeds (net of underwriting discounts, commissions and expenses) to such selling Holder of the securities sold in any such registration; and provided further, that no selling Holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

            (c) Promptly after receipt by an indemnified party under this
Section 2.7 of a complaint, claim or notice of the commencement of any liability or action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 2.7, promptly notify the indemnifying party of such complaint, claim, notice or action, and such indemnifying party shall have the right to investigate and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such indemnified party and any other party represented by such counsel in such proceeding. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and the expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the indemnifying party fails to promptly defend, in which case the reasonable fees and expenses of such separate counsel shall be borne by the Person against whom indemnification is sought). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party for any losses, claims, damages or liabilities for which indemnification would otherwise be available under this Section 2.7, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7. In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent which shall not be unreasonably withheld.

            (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense
(i) in such proportion as is appropriate to reflect the relative fault of the Company, the selling Holders of Registrable Securities, the other Selling Stockholders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefits received by the Company, the selling Holders of Registrable Securities, the other Selling Stockholders and the underwriters from the offering of Registrable Securities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling Holders of Registrable Securities, the other Selling Stockholders and the underwriters shall be deemed to be in the same respective proportions that the proceeds or commissions from the offering received by the Company, the selling Holders of Registrable Securities, the other Selling Stockholders and the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling Holders of Registrable Securities, the other Selling Stockholders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling Holders of Registrable Securities, the other Selling Stockholders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the selling Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section
2.7 were determined solely by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling Holder be required to contribute any amount under this Section 2.7 in excess of the proceeds (net of underwriting discounts, commissions and expenses) received by such selling Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

            (e) The obligations of the Company and selling Holders under this
Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2 and the termination of this Agreement.

      2.8 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act (and any successor rule) ("SEC Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public, and take all reasonable action as may be required as a condition to the availability of SEC Rule 144;

            (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective, and to maintain such status;

            (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act and make such other filings and take such other actions required of the issuer to effect sales of Registrable Securities in reliance upon SEC Rule 144;

            (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form; and

            (e) facilitate and expedite transfers of Registrable Securities pursuant to SEC Rule 144, including providing timely notice to its transfer agent to expedite such transfers.

      2.9 Form S-3 Registration. After the initial public offering of its securities registered under the Securities Act, the Company shall use its commercially reasonable efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. In case the Company shall receive from any Investor or Investors (as defined herein or in the Existing Agreement) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities held by such Investor or Investors, the Company will:

            (a) promptly give at least twenty (20) days' written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

            (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Investor's or Investors' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders (as defined herein or in the Existing Agreement) joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.9: (1) if Form S-3 is not available for such offering by the Investors; (2) if the Investors, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than One Million Dollars ($1,000,000); (3) if the Company shall furnish to the Investors a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of Holders under this Section 2.9; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected in the aggregate two (2) registrations on Form S-3 for the Investors pursuant to this
Section 2.9 and/or for the Investors as defined in, and pursuant to Section 2.9 of, the Existing Agreement; (5) if the Company has already effected in the aggregate a total of four (4) registrations on Form S-3 for Investors pursuant to this Section 2.9 and/or for the Investors as defined in, and pursuant to
Section 2.9 of, the Existing Agreement; (6) if, at the time of its written request pursuant to this Section 2.9, Investors beneficially own less than Twenty Percent (20%) of the aggregate Registrable Securities beneficially owned by them as of the Second Closing, or if there is no Second Closing, as of the date hereof (as adjusted for stock dividends, combinations, splits, recapitalizations and the like); or (7) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

            (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Investors. Registrations effected pursuant to this Section 2.9 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.1 or 2.2, respectively.

      2.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a Permitted Transferee of such Registrable Securities, provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.12 below.

      2.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investors holding a majority of the outstanding Registrable Securities held by the Investors, (a) allow purchasers of the Company's securities to become a party to this Agreement, except as contemplated by Section 5.9 below, or (b) grant any other registration rights to any third parties other than subordinate piggyback registration rights.

      2.12 "Market Stand-Off" Agreement. Each Investor hereby agrees that, during the ninety (90) day period following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and the underwriter of such registration, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

            (a) such agreement shall be applicable only (i) to the first such registration statement of the Company which covers Common Stock to be sold on its behalf to the public in an underwritten offering; and (ii) so long as the Investors continue to own Twenty Percent (20%) or more of the outstanding equity securities of the Company, to any subsequent registration statement of the Company which covers Common Stock to be sold on its behalf to the public in an underwritten offering;

            (b) officers and directors of the Company, all holders of more than Five Percent (5%) of the outstanding capital stock of the Company, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and

            (c) such market stand-off time period shall not exceed ninety (90) days.

      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Investors (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

      2.13 Obligations of the Holders. All selling Holders proposing to distribute their securities through an underwritten offering shall (together with the Company as provided in Section 2.3(j)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. All selling Holders proposing to distribute their securities through an offering pursuant to this Section 2 shall enter into such agreements and shall execute such other documents in customary form as may reasonably be requested by the Company or, in the event of an underwritten offering, by any managing underwriter.

      3. COVENANTS OF THE COMPANY.

      The Company agrees for the benefit of the Investors that it shall comply with the following covenants, provided that the covenants set forth in Section
3.2 shall not be in effect during any period in which the Company is subject to the periodic reporting obligations set forth in Section 13(a) or Section 15(d) of the 1934 Act and that all of the covenants set forth in this Section 3 shall terminate as of the closing of (a) a Qualified Public Offering or (b) a sale of all or substantially all of the assets or business of the Company, whether by merger, sale of assets, change of voting control, or otherwise, or on the date specified by written consent of the holders of Fifty and One-Tenth percent (50.1%) of the voting power of all then-outstanding shares of Series B Preferred Stock and Series C Preferred Stock (voting together as a single class).

      3.1 Pre-emptive Rights. So long as any shares of Preferred Stock are outstanding, the Company hereby grants the Holders certain pre-emptive rights with respect to future sales of equity securities by the Company. The Company agrees that it will not sell or issue any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Securities"), unless the Company shall first submit a written offering of all such Securities to the Holders in accordance with the following provisions:

            (1) The Company shall deliver a notice ("Offer Notice") to each Holder stating (i) that the Company is offering such Securities, (ii) the number of such Securities to be offered, and (iii) the price and material terms, if any, upon which it proposes to offer such Securities, and offering the Holders the opportunity to purchase its Pro Rata Share of the Securities on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such Securities to a third party or parties.

            (2) Within ten (10) days after the date of the Offer Notice, each Holder may elect to purchase or obtain, at the price and on the terms and conditions specified in the Offer Notice, up to its Pro Rata Share of such Securities. Within ten (10) days after expiration of such period, the Company shall provide written notice (an "Undersubscription Notice") to each Holder who elected to purchase all the Securities available to it pursuant to the preceding sentence (each a "Fully Exercising Stockholder") of all other Holders' failure to do likewise and offering the unsubscribed shares to the Fully Exercising Stockholder in accordance with this Section 3.1(2). Within ten (10) days after the Undersubscription Notice (the "Second Subscription Period"), each Fully Exercising Stockholder shall notify the Company in writing if it wishes to obtain that portion of the Securities not subscribed for by the other Holder which is equal to the proportion that the number of Shares held by such Fully Exercising Stockholder as of the date of the Offer Notice bears to the total number of Shares held by all Fully Exercising Stockholders who wish to purchase some of the unsubscribed Securities. Each Holder acknowledges and agrees that any failure to notify the Company within the applicable time periods specified above shall be deemed a waiver of such Holder's rights to participate in the applicable offering.

            (3) If the Holders do not elect to purchase all Securities referred to in the Offer Notice at the end of the Second Subscription Period, the Company may, during the ninety (90) day period following the Second Subscription Period, offer the remaining unsubscribed portion of such Securities to any person or persons at a price not less than, and upon terms and conditions no more favorable to the offeree than those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Securities within such period, or if such agreement is not consummated within three (3) months of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first re-offered to the Holders in accordance herewith.

            (4) The pre-emptive rights in this Section 3.1 shall not be applicable (i) to the issuance of up to 4,311,041 shares of Common Stock (including the grant of options therefor and the issuance or sale of shares or grants prior to the date hereof) to officers, directors, employees, advisors and consultants of the Company pursuant to the Company's 1999 Stock Option/Stock Issuance Plan (the "Stock Plan") or any other stock or option plan approved by the unanimous consent of the Compensation Committee of the Company's Board of Directors, or such greater number of shares as is approved by the Company's Board of Directors (including at least a majority of the Investors' Nominees),
(ii) with respect to, or after consummation of, a Qualified Public Offering,
(iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof, (iv) to the issuance of not more than 691,552 shares of Common Stock (or an equivalent amount of securities convertible or exercisable to or for Common Stock), in the aggregate (as adjusted for stock splits, stock dividends, stock combinations and similar events), to financial institutions or lessors in connection with obtaining commercial credit, equipment financings or similar transactions, (v) to the issuance of securities as consideration in a bona fide acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, unanimously approved by the Board of Directors, or (vi) to the issuance of up to 164,302 shares of Series C Preferred Stock at the Second Closing (as defined in the Purchase Agreement).

      3.2 Delivery of Financial Statements. The Company will maintain a comparative system of accounts in accordance with generally accepted accounting principles, keep full and complete financial records and furnish to the Investors the following reports:

            (a) as soon as available and within ninety (90) days after the end of each fiscal year commencing with the year ending December 31, 2005, a copy of the balance sheet of the Company as of the end of such year, together with statements of income and retained earnings and cash flow of the Company for such year, audited and reported on by independent public accountants of recognized national standing reasonably satisfactory to the Board of Directors, prepared in accordance with generally accepted accounting principles and practices consistently applied;

            (b) as soon as available and in any event within forty-five (45) days after the end of each quarter of each fiscal year commencing with the quarter ending March 31, 2006, a copy of the balance sheet of the Company as of the end of such quarter, together with statements of income and retained earnings and cash flow of the Company for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter, such balance sheets, statements of income and retained earnings and cash flows setting forth in comparative form the corresponding figures for the corresponding fiscal period in the prior fiscal year, all in reasonable detail and certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in a manner consistent with generally accepted accounting principles and practices consistently applied; and

            (c) as soon as available and in any event within thirty (30) days after the end of each month commencing with the month ending April 30, 2006, an unaudited balance sheet of the Company as of the end of such month and unaudited statements of income and retained earnings and cash flow for the Company for such month; and

            (d) such other information relating to the financial condition, business, prospects or results of operations as the Investors may reasonably request, including, without limitation, certificates of the principal financial officer of the Company concerning compliance with the covenants of the Company under this Section 3.2.

      3.3 Budget and Operating Forecast; Inspection.

            (a) The Company will prepare and submit to the Board of Directors a budget for the Company for each fiscal year of the Company at least thirty (30) days prior to the beginning of such fiscal year. The budget shall be accepted as the budget for such fiscal year when it has been approved by a majority of the Board of Directors and, thereupon, a copy of such budget promptly shall be sent to each Investor. The Company shall review the budget periodically and shall advise the Board of Directors and the Investors of all material changes therein and all material deviations therefrom.

            (b) The Company will, upon reasonable prior notice to the Company, permit authorized representatives (including, without limitation, accountants and legal counsel) of any Investor, at the Investor's expense, to visit and inspect any of the properties of the Company, including its books of account (and to make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with its officers, administrative employees and independent accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested by any Investor; provided, that in the event any person exercising such inspection rights shall be someone other than an Investors' Nominee or a director designated by the Investors, the Company may, as a condition to the exercise of such visitation or inspection rights, require such person to execute a standard form non-disclosure agreement in form and substance satisfactory to the Company.

      3.4 Board of Directors; Meetings; Indemnification. The Company will ensure that meetings of its Board of Directors are held at least six (6) times each year at intervals of not more than two (2) months. The Company shall reimburse each Investors' Nominee for reasonable travel expenses incurred in connection with attending meetings or other functions of the Board of Directors and for the Investors' Nominees' reasonable out-of-pocket costs associated with any other work performed at the request of, and on behalf of, the Company. The Charter and By-laws of the Company will in respect of all times during which any Investors' Nominee serves as a director of the Company provide for exculpation and indemnification of the directors and limitations on the liability of the directors to the fullest extent permitted under applicable state law. The Company shall maintain directors and officers' liability insurance coverage in such form and amount from such insurance carrier as shall be reasonably satisfactory to the Investors, and shall use its best efforts to obtain, prior to an initial public offering of the Company's securities, additional directors and officers' liability insurance coverage to include claims under the Securities Act and the 1934 Act.

      3.5 Observation. For a period of two years following the date of this Agreement, the Company will permit each of Hudson Venture Partners II, L.P. and Longworth Venture Partners, L.P., or any authorized representative thereof, for as long as they shall hold any Preferred Stock, to attend all meetings of the Board of Directors of the Company, and shall provide such person with such notice and other information with respect to such meetings as are delivered to the directors of the Company. Notwithstanding the foregoing, the Company (i) may condition the right of any such person to attend meetings of the Board of Directors and receive notice and other information with respect to such meetings on the execution of a confidentiality agreement reasonably acceptable to the Company, and (ii) may prevent such person from attending a Board of Directors meeting (or portion thereof) or receiving certain information with respect thereto if the Company believes, after consultation with counsel, that it is necessary to do so to ensure preservation of the attorney-client privilege.

      3.6 Composition of Board Committees. The Company agrees to cause the Board of Directors to maintain a Compensation Committee (which shall be charged with exclusive authority over all compensation matters with respect to the senior management of the Company and shall, together with the Chief Executive Officer, serve as the administering committee under the Stock Plan) and an Audit Committee (which shall be charged with reviewing the Company's financial statements and accounting practices). Each such committee shall consist of non-management directors. Each of Morgan Stanley Dean Witter Venture Partners IV, L.P., Commonwealth Capital Ventures II L.P. and Greylock XII Limited Partnership shall be entitled to nominate at least one (1) representative to each such committee and to any other committee formed by the Company.

      3.7 Positive Covenants. So long as any shares of the Series B Preferred Stock or Series C Preferred Stock are outstanding, the Company agrees, for the benefit of the holders of the Company's Series B Preferred Stock and Series C Preferred Stock, as follows:

            (a) The Company will continue to engage principally in the business now conducted by the Company or a business or businesses substantially similar thereto. The Company will keep in full force and effect its corporate existence and all Intellectual Property Rights useful in its business (except such rights as the Board of Directors has reasonably determined are not material to the continuing operations of the Company);

            (b) The Company will promptly advise the Investors of any event which represents or is reasonably likely to result in a material adverse effect on the Company's business, properties, assets, prospects, results of operations or financial condition (a "Material Adverse Effect"), and of each suit or proceeding commenced or threatened against the Company which, if adversely determined, is reasonably likely to have a Material Adverse Effect, other than events, developments, suits or proceedings which could reasonably be expected to equally affect all companies within the same or a similar industry. The Company will promptly advise the Investors of any adverse developments relating to the Company's products or services, and any suit or proceeding commenced or threatened which is related to the Company's products or services which, if adversely determined, in the reasonable judgment of the Company, is reasonably likely to have a Material Adverse Effect, other than suits or proceedings which could reasonably be expected to equally affect all companies within the same or a similar industry;

            (c) The compensation and other benefit arrangements of any senior management of the Company shall be adjusted from time to time only by the Compensation Committee, unless the Compensation Committee determines otherwise;

            (d) All transactions by and between the Company and any officer or key employee of the Company or persons controlling, controlled by, under common control with or otherwise affiliated with or members of the families of such officer or key employee (including compensation matters covered by Section 3.7(c) hereof), shall be conducted on an arm's-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from unrelated persons and shall be approved in advance by a majority of the Board of Directors after full disclosure of the terms thereof;

            (e) The Company shall maintain in full force and effect its corporate existence, rights, and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names, or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of its business;

            (f) The Company will retain independent public accountants of recognized national standing who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the Company's independent public accountants, or any firm of independent public accountants hereafter employed by the Company are terminated, the Company will promptly thereafter notify the Investors and will request the firm of independent public accountants whose services are terminated to deliver to the Investors a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another firm of independent public accountants of recognized national standing. In its notice to the Investors the Company shall state whether the change of accountants was recommended or approved by the Board of Directors or any committee thereof;

            (g) The Company will cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement substantially in the form approved by the Board of Directors; and

            (h) The Company will use its best efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Internal Revenue Code of 1986, as amended, any regulations promulgated thereunder and any similar state laws and regulations, and agrees not to repurchase any stock of the Company if such repurchase would cause the shares of Common Stock (including the Common Stock issuable or issued upon conversion of the Preferred Stock), Preferred Stock and any other equity securities now of hereafter issued by the Company, together with any options thereon and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization) not to so qualify as "Qualified Small Business Stock." The Company further covenants to submit to its stockholders and to state and federal taxation authorities such form and filings as may be required to document such compliance, with its franchise or income tax return for the current income year.

      4. VOTING RESTRICTIONS.

            (a) Each of the Common Holders and Investors agrees to vote all of its shares of the Company's capital stock having voting power (and any other shares over which it exercises voting control) in connection with the election of directors and to take such other actions as are necessary so as to fix the number of directors at no more than seven (7) and to elect and continue in office as directors the following:

            (i) one (1) director designated by Morgan Stanley Dean Witter Venture Partners IV, L.P. ("MSDWVP"), who shall initially be Patrick Gallagher, one (1) director designated by Commonwealth Capital Ventures II L.P., who shall initially be Michael T. Fitzgerald, one (1) director designated by Greylock XII Limited Partnership, who shall initially be William S. Kaiser, and the Chief Executive Officer of the Company; and

            (ii) three (3) outside directors recruited by the Chief Executive Officer of the Company, designated by the holders of the Common Stock, voting as a separate class, and approved by a majority of the Investors' Nominees, two of whom shall initially be John Campbell and Paul Schaut.

            (b) Each Investor and each Common Holder agrees that it shall vote all of its shares of the Company's Common Stock and Preferred Stock in connection with the election of directors and to take such other actions as are necessary so as to elect the outside directors designated pursuant to Section 4(a)(ii) above.

            (c) Each of the parties to this Agreement agrees to vote all of its shares of the Company's capital stock having voting power (and any other shares over which it exercises voting control) for the removal of any director upon the request of the party designating such director and for the election to the Board of Directors of a substitute designated by such party in accordance with the provisions of this Section 4. Each of the parties to this Agreement further agrees to vote all of its shares of the Company's capital stock having voting power (and any other shares over which it exercises voting control) in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors of the Company occurring for any reason shall be filled only in accordance with the provisions of this Section 4.

            (d) None of the Company, the Common Holders nor the Investors nor any officer, director, shareholder, employee or agent of such party, if any, by virtue of such party's execution of this Agreement or by the act of nominating a nominee or voting for such nominee pursuant to this Section 4, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Board of Directors.

            (e) The provisions of this Section 4 shall terminate upon the earliest to occur of the following: (i) the closing of a Qualified Public Offering; (ii) the effective time of the sale of all or substantially all of the assets of the Company; and (iii) the effective time of the sale of all or substantially all of the capital stock of the Company, by way of merger or otherwise (excluding merger the sole purpose of which is to reincorporate the Company in a different jurisdiction).

      5. MISCELLANEOUS.

      5.1 Survival of Covenants. Each of the parties hereto agrees that each covenant and agreement made by it in this Agreement or in any certificate, instrument or other document delivered pursuant to this Agreement is material, shall be deemed to have been relied upon by the other parties and, except as provided herein, shall remain operative and in full force and effect after the date hereof regardless of any investigation. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

      5.2 Legend on Securities. The Company and the Investors acknowledge and agree that the legends substantially as follows, as well as any legend required pursuant to the Purchase Agreement, shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by any of the Common Holders, the Investors or their Permitted Transferees.

      THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A PREFERRED INVESTORS' RIGHTS AGREEMENT, AS AMENDED AND IN EFFECT FROM TIME TO TIME, INCLUDING THEREIN CERTAIN VOTING AGREEMENTS. COMPLETE AND CORRECT COPIES OF THIS AGREEMENT ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

      5.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including the Permitted Transferees). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      5.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, exclusive of the provisions thereof governing conflicts of laws.

      5.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5.6 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine member, and vice versa as the context may require.

      5.7 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (i) if delivered personally or (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient (and if not, then on the next business day), or (iii) if sent by registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective three days after mailing, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier:

            (a) if to the Company, at the mailing address for the Company shown on the signature pages hereto, Attention: CEO, with a copy to Gesmer Updegrove, LLP, 40 Broad Street, Boston, Massachusetts 02109 (facsimile: 617-350-6878),
Attention: Thomas H. Durkin, Esq., or such other address designated by the Company to the Investors and the other parties hereto in writing;

            (b) if to the Investors, to each Investor at the mailing address as shown on the signature pages hereto, with a copy to Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 220 W. 42nd St., 20th Floor| New York, NY 10036, (facsimile: 877-881-3007), Attention: Kenneth R. McVay, Esq. and to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, (facsimile: 617-526-5000), Attention: Mark G. Borden, Esq., or at such other address designated by an Investor to the Company and the other Investors in writing.

      5.8 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      5.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least Fifty and One Tenth percent (50.1%) of the Registrable Securities issued or issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock held by all Investors; provided, however, that any amendment to Section 3.5 or Section 4 above that would adversely effect the right of a particular Investor to designate a board observer or a member of the Board of Directors (including Greylock, MSDWVP and Commonwealth Capital Ventures II L.P.) shall require the consent of such Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under the Purchase Agreement then outstanding, each future holder of all such securities, and the Company. Notwithstanding anything in this Agreement to the contrary, no amendment to or waiver of Section 5.11, 5.12 or 5.13 shall be made or be effective without the prior written consent of both Hudson and Greylock. Notwithstanding the foregoing, the Company may amend Schedule A without the consent of any other party hereto to reflect the addition of parties pursuant to
Section 5.10 below.

      5.10 Additional Parties. Additional parties may be added as Investors after the date hereof by (i) the execution and delivery of a counterpart to this Agreement by such additional party, and (ii) the acceptance (by countersigning and delivery) thereof by the Company, but only if such additional party is an "Investor" as defined under the Purchase Agreement. In addition, the Company shall require that any party to which it issues voting securities in the future, as condition precedent to such issuance, sign an instrument of accession to this Agreement by which such party agrees to be bound as a "Common Holder" or "Investor", as applicable, hereunder with respect to the voting obligations described in Section 4 above; provided, however, securities issued in connection with an issuance of a type described in Section 3.1(4) above shall not be subject to the foregoing requirement unless such issuance would result in the stockholders bound by Section 4 above holding less than a majority of the shares of any class or series of the Company's voting securities.

      5.11 Potential Conflict with the Existing Agreement. The parties hereto acknowledge and agree that if any of the rights or benefits contemplated for Greylock under Section 4 above (relating to Greylock's right to designate one member to the Company's Board of Directors) are not or cannot be achieved due to a conflict with the Existing Agreement or the Amended and Restated Stock Restriction Agreement dated August 9, 2001 among the Company and the parties named therein (as such agreement may be further amended and in effect from time to time, the "Existing Stock Restriction Agreement") or due to the fact that the Existing Agreement or the Existing Stock Restriction Agreement is unable to be amended to take into account such rights, the parties hereto agree to take all action reasonably necessary to provide Greylock with such rights, including, if applicable, adjusting its rights such that Greylock will each achieve the rights contemplated hereunder.

      5.12 Existing Stock Restriction Agreement. The parties hereto agree to take all actions reasonably necessary to provide Hudson and Greylock with rights of first refusal and rights of co-sale substantially equivalent to the rights of the other Investors party both hereto and to the Existing Stock Restriction Agreement under Section 2.2 and Section 2.3 of the Existing Stock Restriction Agreement, including, if necessary and to the extent not deemed a violation of the Existing Stock Restriction Agreement, reallocating the shares of capital stock purchasable pursuant to such Section 2.2 or entitled to be sold pursuant to such Section 2.3 between or among Hudson, Greylock and the Investors party both hereto and to the Existing Stock Restriction Agreement, with respect to each such party, based on the number of shares of capital stock of the Company held by such party and the number of shares of capital stock of the Company held by Hudson, Greylock and the Investors party both hereto and to the Existing Stock Restriction Agreement participating in such purchase or sale. To the extent the Company or any other party delivers any notice or other information to the investors under the Existing Stock Restriction Agreement, the Company or, in the case of a notice received from another party, such investors shall, at the same time, provide Hudson and Greylock with a copy of such notice or other information.

      5.13 Amendments to Existing Agreement and Existing Stock Restriction Agreement.

            (a) To the extent the parties hereafter amend either the Existing Agreement or the Existing Stock Restriction Agreement, the parties shall use all reasonable efforts to cause Hudson and Greylock to become parties to each such agreement and to provide Hudson and Greylock with all the benefits and rights to which it would be entitled thereunder as contemplated hereunder (including any additional rights that may hereafter be granted under either such agreement to the other Investors as a class).

            (b) Notwithstanding anything else contained in this Agreement, if for any reason Hudson and Greylock are not able to enjoy all rights and benefits to which each of them would have been entitled had it been a party to the Existing Agreement or the Existing Stock Restriction Agreement as an "Investor" thereunder, then the parties to those agreements that are also parties to this Agreement shall take all actions reasonably necessary to provide to Hudson and Greylock such rights and benefits as if they each were a party to such other agreements.

      5.14 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      5.15 Aggregation of Stock. All shares of Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      5.16 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with regard to the subjects hereof and thereof.

      5.17 Consent Under Existing Agreement. By their signatures below, the Existing Investors hereby consent to the Company's extension of the registration rights described in this Agreement to the Investors party hereto. Hudson Venture Partners, II, L.P. and Longworth Venture Partners, L.P. each consents to the amendment of Section 4 of the Current Agreement and further acknowledges and agrees that upon effectiveness of this Agreement, each shall no longer have any right to designate a member of the Company's board of directors, as provided under Sections 4(b) and 4(a)(i) respectively of the Current Agreement.

            IN WITNESS WHEREOF, the parties have caused this Amended and Restated Investors' Rights Agreement to be duly executed and delivered as of the date first above written.

                         THE COMPANY:

                              ROVING SOFTWARE INCORPORATED

                              By: /s/ Gail F. Goodman
                                  ------------------------------------------
                                  Name: Gail F. Goodman
                                  Title: President & Chief Executive Officer

                              Address:   Reservoir Place, Suite 329
                                         1601 Trapelo Road
                                         Waltham, MA 02451
                              Facsimile: (781) 472-8101

                         THE INVESTORS:

                              MORGAN STANLEY DEAN WITTER
                              VENTURE PARTNERS IV, L.P.
                              MORGAN STANLEY DEAN WITTER
                              VENTURE INVESTORS IV, L.P.
                              MORGAN STANLEY DEAN WITTER
                              VENTURE OFFSHORE INVESTORS IV, L.P.

                              By: MSDW Venture Partners IV, LLC,
                                  as General Partner of each of the limited
                                  partnerships named above

                              By: MSDW Venture Partners IV, Inc.,
                                  as Member

                              By: /s/ Debra Abramovich
                                  ------------------------------------------
                                  Name:  Debra Abramovich
                                  Title: Executive Director

                              Address:   1585 Broadway
                                         38th Floor
                                         New York, NY  10036
                              Facsimile: (212) 762-8424

                         THE INVESTORS:

                              COMMONWEALTH CAPITAL VENTURES II L.P.
                              CCV II ASSOCIATES L.P.

                              By: Commonwealth Venture Partners II L.P., as
                                  General Partner of each of the limited
                                  partnerships named above

                              By: /s/ Michael T. Fitzgerald
                                  ------------------------------------------
                                  Name:
                                  Title: General Partner

                              Address:   950 Winter Street
                                         Suite 4100
                                         Waltham, MA  02451
                              Facsimile: (781) 890-5554

                              LONGWORTH VENTURE PARTNERS, L.P.

                              By: Longworth Venture Management LLC,
                                  its sole General Partner

                              By: /s/ James J. Savage
                                  ------------------------------------------
                                  Name:  James J. Savage
                                  Title: Manager

                              Address:   1050 Winter Street, Suite 2600
                                         Waltham, MA  02451
                              Facsimile: (781) 663-3619

                              HUDSON VENTURE PARTNERS II, L.P.

                              By: Hudson Ventures II, L.L.C.,
                                  its General Partner

                              By: /s/ Jay N. Goldberg
                                  ------------------------------------------
                                  Name:  Jay N. Goldberg
                                  Title: Senior Managing Director

                              Address:   535 Fifth Avenue, 14th Floor
                                         New York, NY  10017
                              Facsimile: (212) 644-7430

                              GREYLOCK XII LIMITED PARTNERSHIP

                              By: Greylock XII GP LLC, its General Partner

                              By: /s/ Donald A. Sullivan
                                  ------------------------------------------
                                  Name:  Donald A. Sullivan
                                  Title: Administrative Partner

                              Address:   880 Winter Street
                                         Suite 300
                                         Waltham, MA 02451
                              Facsimile: (781) 622-2300

                              GREYLOCK XII-A LIMITED PARTNERSHIP

                              By: Greylock XII GP LLC, its General Partner

                              By: /s/ Donald A. Sullivan
                                  ------------------------------------------
                                 Name:  Donald A. Sullivan
                                  Title: Administrative Partner

                              Address:   880 Winter Street
                                         Suite 300
                                         Waltham, MA 02451
                              Facsimile: (781) 622-2300

                              GREYLOCK XII PRINCIPALS LLC

                              By: Greylock Management Corporation, Sole Member

                              By: /s/ Donald A. Sullivan
                                  ------------------------------------------
                                  Name:  Donald A. Sullivan
                                  Title: Treasurer

                              Address:   880 Winter Street
                                         Suite 300
                                         Waltham, MA 02451
                              Facsimile: (781) 622-2300

                              BANTAM GROUP INC.

                              By: __________________________________________
                                  Name:
                                  Title:

                              Address:   50 Bay Colony Drive
                                         Westwood, MA  02090
                              Facsimile:

                              ______________________________________________
                              K. Tucker Anderson

                              Address:   61 Above All Road
                                         Warren, CT  06754-1710
                              Facsimile:

                              ______________________________________________
                              Frank Argano

                              Address:   3543 Washington Blvd.
                                         Jersey City, NJ  07310
                              Facsimile:

                              ______________________________________________
                              John Beard

                              Address:   Ropes & Gray
                                         One International Place
                                         Boston, MA  02110
                              Facsimile:

                              ______________________________________________
                              Michael Mark

                              Address:   284 Summer Street
                                         Reading, MA  01867
                              Facsimile:

                              ______________________________________________
                              Leon C. Sunstein, Jr.

                              Address:   1617 JFK Blvd., #335
                                         Philadelphia, PA  19103
                              Facsimile:

                              ONE & CO.

                              By: __________________________________________
                                  Name:
                                  Title:

                              Address:   c/o Welch & Forbes
                                         45 School Street
                                         Boston, MA  02108
                              Facsimile:

                              LONGWORTH cAPITAL, LLC

                              By: __________________________________________
                                  Name:
                                  Title:

                              Address:   1050 Winter Street, Suite 2600
                                         Waltham, MA  02451
                              Facsimile:

                              ______________________________________________
                              John Campbell

                              Address:   P.O. Box 74
                                         12 Briarwood Lane
                                         Monument Beach, MA  02553
                              Facsimile:

                              ______________________________________________
                              Barry Coffman

                              Address:   c/o Boldwater Capital
                                         101 Federal Street
                                         Boston, MA  02110
                              Facsimile:

                              Scott G. Coffman Irrevocable Trust

                              By: __________________________________________
                                  Name:
                                  Trustee

                              Address:

                              Facsimile:

                              David R. Coffman Irrevocable Trust

                              By: __________________________________________
                                  Name:
                                  Trustee

                              Address:

                              Facsimile:

                              Alexandra B. Coffman Irrevocable Trust

                              By: __________________________________________
                                  Name:
                                  Trustee

                              Address:

                              Facsimile:

                              ______________________________________________
                              Richard Connolly

                              Address:   c/o Paine Webber
                                         265 Franklin Street
                                         Boston, MA  02110
                              Facsimile:

                              ______________________________________________
                              Michael DelBlasio

                              Address:   59 Park Drive South
                                         Rye, NY  10580
                              Facsimile:

                              ______________________________________________
                              David D. Holbrook

                              Address:   42 Downing Street
                                         New York, NY  10014
                              Facsimile:

                              ______________________________________________
                              Steve Lesser

                              Address:   47 Claypit Hill Road
                                         Wayland, MA  01778
                              Facsimile:

                              ______________________________________________
                              Harold L. Osher

                              Address:   66 Chadwick Street
                                         Portland, ME  04102
                              Facsimile: 207-773-5220

                              ______________________________________________
                              Peggy L. Osher

                              Address:   66 Chadwick Street
                                         Portland, ME  04102
                              Facsimile: 207-773-5220

                              ______________________________________________
                              James Philip

                              Address:   70 Shaw Road
                                         Chestnut Hill, MA  02467
                              Facsimile:

                              ______________________________________________
                              Kermit Stofer

                              Address:   10 Post Office Square, Suite 600
                                         Boston, MA  02109
                              Facsimile:

                              ______________________________________________
                              William Volkmann

                              Address:   69 Hampshire Road
                                         Wellesley, MA  02481
                              Facsimile:

                         OTHER INVESTORS:

                                         _______________________________________
                                         Name:

                                         Address:

                                         Facsimile:

                          THE COMMON HOLDERS:

      Solely with respect to Section 4 hereof

                                           /s/ Gail F. Goodman
                                         -----------------------------------
                                         Gail F. Goodman

                                           /s/ Eric Groves
                                         -----------------------------------
                                         Eric Groves

                                           /s/ Steven Wasserman
                                         -----------------------------------
                                         Steven Wasserman

                                   SCHEDULE A

                                    INVESTORS

Morgan Stanley Dean Witter Venture Partners IV, L.P.

Morgan Stanley Dean Witter Venture Investors IV, L.P.

Morgan Stanley Dean Witter Venture Offshore Investors IV, L.P.

Commonwealth Capital Ventures II L.P.

CCV II Associates L.P.

Longworth Venture Partners, L.P.

Hudson Venture Partners II, L.P.

Greylock XII Limited Partnership

Greylock XII-A Limited Partnership

Greylock XII Principals LLC

Michael Mark

Leon C. Sunstein, Jr.

Frank Argano

Bantam Group Inc.

K. Tucker Andersen

John Beard

One & Co.

Barry Coffman

Scott G. Coffman Irrevocable Trust

David R. Coffman Irrevocable Trust

Alexandra B. Coffman Irrevocable Trust

Michael DelBlasio

William Volkmann

Richard Connolly

Alan Frohman

David D. Holbrook

Peggy Osher

Harold Osher

Longworth Capital, LLC

Steve Lesser

Kermit Stofer

James Philip

John Campbell

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 19th day of May, 2006.

INVESTOR:

John Campbell / Jean Campbell
--------------------------------------------
           (Name of Investor)

By: /s/ John Campbell /s/ Jean Campbell
    ----------------------------------------
                  (signature)

Name: ______________________________________
Title: _____________________________________

Accepted and agreed to this 19th day of May, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name: STEVEN R. WASSERMAN
Title: VP and CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the ___ day of __________, 2006.

INVESTOR:

           Barry Coffman
--------------------------------------------
         (Name of Investor)

By: /s/ Barry Coffman
    ----------------------------------------
                  (signature)

Name: ______________________________________
Title: _____________________________________

Accepted and agreed to this ___ day of _________ , 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the ___ day of __________, 2006.

INVESTOR:

    Scott G. Coffman Irrevocable Trust
--------------------------------------------
            (Name of Investor)

By: /s/ Linda C. Coffman
    ----------------------------------------
                  (signature)

Name:  Linda C. Coffman
Title: Trustee

Accepted and agreed to this 1 day of June, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the ___ day of __________, 2006.

INVESTOR:

       Alexandra Irrevocable Trust
--------------------------------------------
           (Name of Investor)

By: /s/ Barry Coffman
    ----------------------------------------
                  (signature)

Name:  Barry Coffman
Title: Trustee

Accepted and agreed to this ___ day of _________ , 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the ___ day of __________, 2006.

INVESTOR:

     David A. Coffman Irrevocable Trust
--------------------------------------------
             (Name of Investor)

By: /s/ Linda C. Coffman
    ----------------------------------------
                  (signature)

Name:  Linda C. Coffman
Title: Trustee

Accepted and agreed to this 1 day of June, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 30 day of May, 2006.

INVESTOR:

            Alan L. Frohman
--------------------------------------------
           (Name of Investor)

By: /s/ Alan L. Frohman
    ----------------------------------------
                  (signature)

Name: ___________________
Title:  ____________

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 1 day of JUNE, 2006.

INVESTOR:

           David D. Holbrook
--------------------------------------------
           (Name of Investor)

By: /s/ David D. Holbrook
    ----------------------------------------
                  (signature)

Name:  DAVID D. HOLBROOK
Title: INVESTOR

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 22nd day of May, 2006.

INVESTOR:

         Longworth Capital LLC
--------------------------------------------
           (Name of Investor)

By: /s/ Paul A. Margolis
    ----------------------------------------
                  (signature)

Name:  Paul A. Margolis
Title: Manager

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the ___ day of __________, 2006.

INVESTOR:

             Michael Mark
--------------------------------------------
          (Name of Investor)

By: /s/ Michael Mark
    ----------------------------------------
                  (signature)

Name: ______________________________________
Title: _____________________________________

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 14th day of June, 2006.

INVESTOR:

                ONE & CO
--------------------------------------------
           (Name of Investor)

By: /s/ Benjamin J. Williams, Jr.
    ----------------------------------------
                  (signature)

Name:  Benjamin J. Williams, Jr.
Title: Senior Vice President

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 26th day of May, 2006.

INVESTOR:

             HAROLD L. OSHER
--------------------------------------------
            (Name of Investor)

By: /s/ Harold L. Osher
    ----------------------------------------
                  (signature)

Name: ______________________________________
Title: _____________________________________

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 26th day of May, 2006.

INVESTOR:

            PEGGY L. OSHER
--------------------------------------------
          (Name of Investor)

By: /s/ Peggy L. Osher
    ----------------------------------------
                  (signature)

Name: ______________________________________
Title: _____________________________________

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 27 day of May, 2006.

INVESTOR:

____________________________________________
            (Name of Investor)

By: /s/ James H. Philip
    ----------------------------------------
                  (signature)

Name:  James H. Philip
Title: _____________________________________

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 28 day of May, 2006.

INVESTOR:

           William H. Volkmann
--------------------------------------------
            (Name of Investor)

By: /s/ William H. Volkmann
    ----------------------------------------
                  (signature)

Name: ______________________________________
Title: _____________________________________

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

Name:  STEVEN R. WASSERMAN
Title: VP & CFO

           AMENDED AND RESTATED PREFERRED INVESTORS' RIGHTS AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      Pursuant to Section 1.1(c) of the Amended and Restated Preferred Investors' Rights Agreement dated May 12, 2006 (the "Agreement") by and among the Company and the Investors listed on Schedule A thereto and in consideration of the sale and issuance of shares of the Company's Series C Preferred Stock to the undersigned, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Agreement, all of the benefits, restrictions and obligations of the Agreement shall inure to the undersigned as an Investor thereunder and the undersigned shall be deemed an Investor for all purposes thereof. The undersigned hereby authorizes the Company to attach this counterpart signature page to the Agreement. Capitalized terms used but not defined herein shell have the meanings ascribed thereto in the Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 23 day of May, 2006.

INVESTOR:

            Bantam Group Inc.
--------------------------------------------
           (Name of Investor)

By: /s/ J. J. Caruso
    ----------------------------------------
                  (signature)

                  Name:  J. J. Caruso
                  Title: President

Accepted and agreed to this ___ day of __________, 2006:

ROVING SOFTWARE INCORPORATED

By: /s/ Steven R. Wasserman
    ----------------------------------------
                  (signature)

                  Name:  STEVEN R. WASSERMAN
Title: VP & CFO